UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): February 4, 2014

PIKE CORPORATION
(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32582	20-3112047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pike Way Mount Airy, NC 27030
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (336) 789-2171

Pike Electric Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 4, 2014, Pike Corporation ("Pike") issued a press release announcing its financial results for its fiscal second quarter ended December 31, 2013. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Pike Corporation issued on February 4, 2014.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2014	PIKE CORPORATION
	By:	/s/ ANTHONY K. SLATER Anthony K. Slater Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.

Exhibit 99.1	Press Release of Pike Corporation, dated February 4, 2014, reporting Pike Corporation's financial results for the fiscal second quarter ended December 31, 2013.